In re Hooper Holmes, Inc. D/B/A Provant Health, et al. Case No. (Jointly Administered) 18-23302 Debtor: Hooper Holmes, Inc. d/b/a Provant Health Reporting Period: 8/27-9/30 SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS Provant Health Solutions Accountable Health Solutions Hooper Wellness, LLC Hooper Distribution Hooper Holmes, Inc. (23302) Hooper Kit Services, LLC (23305) Hooper Information Services, Inc (23308) (23309) (23310) (23303) Services, LLC (23307) Comments CURRENT MONTH ACTUAL Operating- Central Bank of Deposit - Wells Fargo Operating - Central Bank of Deposit- Central Bank of Operating - Central Bank of Operating - SVB DIP (0578) DIP - SVB (5233) DIP - SVB (2299) SVB (0393) Deposit - Wells Fargo (4868) (TOTAL OF ALL Midwest (8928) (4850) the Midwest (4502) the Midwest (5233) the Midwest (8944) ACCOUNT NUMBER (LAST 4) ACCOUNTS) CASH BEGINNING OF MONTH $ 385,355.03 $ - $ 71,466.87 $ (104,476.45) $ - $ - $ 2,374.44 $ - $ (4,780.14) $ 3,681.24 $ - $ - $ 353,620.99 Amount for Cash at beginning of the month for certain bank accounts were reflected in SOALs as the Book Balance on 8/26/18, not Bank. The amounts shown in row 14 have been corrected to reflect the beginning bank balances. RECEIPTS CASH SALES $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - ACCOUNTS RECEIVABLE - $ - $ - $ 2,303,728 $ - $ 1,274 $ - $ - $ - $ - $ 445,748 $ - $ - $ 2,750,750 PREPETITION Total AR Receipts allocated to: Legal Entity Hooper $ - $ - $ 1,197,392 $ - $ - $ - $ - $ - $ - $ - $ - $ 1,197,392 Legal Entity Provant $ - $ - $ 1,095,429 $ - $ - $ - $ - $ - $ - $ - $ - $ 1,095,429 Legal Entity AHS $ - $ - $ 10,907 $ - $ - $ - $ - $ - $ - $ - $ - $ 10,907 ACCOUNTS RECEIVABLE - $ - $ - $ 417,915 $ - $ 12,777 $ - $ - $ - $ - $ 322,208 $ - $ - $ 752,901 POSTPETITION Total AR Receipts allocated to: Legal Entity Hooper $ - $ - $ 85,368 $ - $ - $ - $ - $ - $ - $ - $ - $ - $ 85,368 Legal Entity Provant $ - $ - $ 332,547 $ - $ - $ - $ - $ - $ - $ - $ - $ - $ 332,547 Legal Entity AHS $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - Line of Credit - Draw $ 2,389,500 $ 2,182,900 $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ 4,572,400 Term Loan Draws $ 1,450,000 $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ 1,450,000 Intercompany Transfers From $ 901,859 $ 183,141 $ - $ 1,939,051 $ - $ 5,330 $ 40,000 $ 99,417 $ 330 $ - $ - $ - $ 3,169,128 Other $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - TOTAL RECEIPTS $ 4,741,359 $ 2,366,041 $ 2,721,642 $ 1,939,051 $ 14,051 $ 5,330 $ 40,000 $ 99,417 $ 330 $ 767,957 $ - $ - $ 12,695,179 DISBURSEMENTS Bank Fees $ 1,855 $ - $ - $ 1,650 $ - $ - $ - $ - $ 628 $ - $ - $ - $ 4,133 Contract Labor $ 100,872 $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ 100,872 Event Materials & Supplies $ 76,183 $ - $ - $ 1,701,772 $ - $ - $ - $ - $ - $ - $ - $ - $ 1,777,955 Freight $ 84,033 $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ 84,033 Insurance $ 347,593 $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ 347,593 Lab Testing $ 167,855 $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ 167,855 Office Supplies $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - Other $ (23,017) $ 478 $ 22,495 $ 26,563 $ - $ 321 $ - $ - $ 330 $ (3,921) $ - $ - $ 23,248 Negative balance is reflective of a non-cash journal entry Professional Fees $ 326,702 $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ 326,702 Rent & Utilities $ 138,280 $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ 138,280 Salaries & Payroll $ 1,570,921 $ 582,844 $ - $ - $ - $ - $ 37,726 $ 94,050 $ - $ - $ - $ - $ 2,285,541 Software/Subscriptions/Licenses $ 323,479 $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ 323,479 T&E $ 180,845 $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ 180,845 Intercompany Transfers To $ 1,890,417 $ 1,164,660 $ - $ 100,000 $ 14,051 $ - $ - $ - $ - $ - $ - $ - $ 3,169,128 Line of Credit $ - $ - $ 2,213,485 $ - $ - $ - $ - $ - $ - $ 678,815 $ - $ - $ 2,892,300 TOTAL DISBURSEMENTS $ 5,186,018 $ 1,747,982 $ 2,235,979 $ 1,829,984 $ 14,051 $ 321 $ 37,726 $ 94,050 $ 958 $ 674,894 $ - $ - $ 11,821,964 NET CASH FLOW $ (444,659.08) $ 618,058.77 $ 485,663.04 $ 109,067.31 $ - $ 5,009.24 $ 2,274.27 $ 5,367.04 $ (627.90) $ 93,062.52 $ - $ - $ 873,215.21 (RECEIPTS LESS DISBURSEMENTS) CASH – END OF MONTH $ (59,304.05) $ 618,058.77 $ 557,129.91 $ 4,590.86 $ - $ 5,009.24 $ 4,648.71 $ 5,367.04 $ (5,408.04) $ 96,743.76 $ - $ - $ 1,226,836.20 * COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE **Cash was received into Well’s Fargo bank accounts and the Hooper Kit CBMW during the stub period in August; however, amounts were posted to the general ledger September 1. Amounts may be obtained from the appropriate bank statement(s). For purposes of the MOR filing, cash receipts and disbursements in the August stub period time framer were posted to the general ledger September 1st as noted their dates in the reconciling documents. THE FOLLOWING SECTION MUST BE COMPLETED DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN) TOTAL DISBURSEMENTS $ 11,821,964 LESS: TRANSFERS TO OTHER DEBTOR IN $ (3,169,128) POSSESSION ACCOUNTS LESS: Line of Credit Automatic Collection Sweeps $ (2,892,300) PLUS: ESTATE DISBURSEMENTS MADE BY $ - OUTSIDE SOURCES (i.e. from escrow accounts) TOTAL DISBURSEMENTS FOR CALCULATING U.S. $ 5,760,535 TRUSTEE QUARTERLY FEES FORM MOR-1 2/2008 PAGE 1 OF 1

In re Hooper Holmes, Inc. D/B/A Provant Health, et al. Case No. (Jointly Administered) 18-23302 Debtor: Hooper Holmes, Inc. d/b/a Provant HealthReporting Period: 8/27-9/30 BANK RECONCILIATIONS Continuation Sheet for MOR-1 Provant Health Solutions Accountable Health Solutions Hooper Wellness, LLC Hooper Distribution Services, Hooper Holmes, Inc. (23302) Hooper Kit Services, LLC (23305) Hooper Information Services, Inc (23308) (23309) (23310) (23303) LLC (23307) Operating- Central Bank of Operating - Central Bank Deposit- Central Bank of Operating - Central Bank of Operating - SVB DIP (0578) Deposit - Wells Fargo (4850) DIP - SVB (5233) DIP - SVB (2299) SVB (0393) Deposit - Wells Fargo (4868) Midwest (8928) of the Midwest (4502) the Midwest (5233) the Midwest (8944) BALANCE PER $ (59,304.05) $ 618,058.77 $ 557,129.91 $ 4,590.86 $ - $ 5,009.24 $ 4,648.71 $ 5,367.04 $ (5,408.04) $ 96,743.76 $ - $ - BOOKS BANK BALANCE $ 148,215.96 $ 618,058.77 $ 557,129.91 $ 15,404.50 $ - $ - $ 4,648.71 $ 5,367.04 $ 4,840.74 $ 96,743.76 $ - $ - (+) DEPOSITS IN $ - $ - $ - $ - $ 5,009 $ - $ - $ - $ - $ - $ - TRANSIT (ATTACH LIST) (-) OUTSTANDING $ 207,520.01 $ - $ - $ 10,813.64 $ - $ - $ - $ - $ 10,249 $ - $ - $ - CHECKS (ATTACH LIST) : OTHER (ATTACH $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - EXPLANATION) ADJUSTED BANK $ (59,304.05) $ 618,058.77 $ 557,129.91 $ 4,590.86 $ - $ 5,009.24 $ 4,648.71 $ 5,367.04 $ (5,408.04) $ 96,743.76 $ - $ - BALANCE * *"Adjusted Bank Balance" must equal "Balance per Books" DEPOSITS IN TRANSIT Date Amount Date CHECKS OUTSTANDING Ck. # Amount Ck. # FORM MOR-1 (CONT.) 2/2008 PAGE 1 OF 1

In re Hooper Holmes, Inc. D/B/A Provant Health, et al. Case No. (Jointly Administered) 18-23302 Debtor: Hooper Holmes, Inc. d/b/a Provant Health Reporting Period: 8/27-9/30 STATEMENT OF OPERATIONS (Income Statement) DEBTOR Hooper Holmes, Inc. d/b/a Hooper Wellness, Hooper Kit Services, Hooper Distribution Hooper Information Provant Health Accountable Health Total Provant Health LLC LLC Services, LLC Services, Inc. Solutions, LLC Solutions, LLC Comments CASE NO. 18-23302 18-23303 18-23305 18-23307 18-23308 18-23309 18-23310 REVENUES Gross Revenues - External $ 4,717,643.68 $ 138,492.14 $ 4,856,135.82 Less: Returns and Allowances - Net Revenue $ 4,717,643.68 $ - $ - $ 138,492.14 $ - $ - $ 4,856,135.82 COST OF GOODS SOLD Cost of Goods Sold $ 3,806,622.37 $ 132,716.30 3,939,338.67 Gross Profit $ 911,021.31 $ - $ - $ 5,775.84 $ - $ - $ 916,797.15 OPERATING EXPENSES Bad Debts - - Bank Fees 196,305.67 196,305.67 BOD Fees 44,000.00 44,000.00 Bonuses & Commissions 80,255.48 80,255.48 Contract Labor 132,787.38 132,787.38 Dues & Subscriptions 9,256.73 9,256.73 Equipment Rent 7,934.73 7,934.73 Insurance 86,756.83 86,756.83 Legal Fees (570,206.74) (570,206.74) Negative balance is reflective of reclass entries to other line items within the income statement. Maintenance & Repairs 18,768.87 18,768.87 Miscellaneous 216.00 216.00 Office Expenses 52,037.59 52,037.59 Other 18,364.87 18,364.87 Professional Fees (261,083.66) (261,083.66) Negative balance is reflective of reclass entries to other line items within the income statement. Rent & Utilties 70,480.46 70,480.46 Restructure Expenses 1,730,721.29 1,730,721.29 Salaries & Benefits 767,789.66 767,789.66 Software Fees 73,792.32 73,792.32 Telephone 36,702.95 36,702.95 Transaction Expenses 763,282.12 763,282.12 Travel & Entertainment 22,082.78 22,082.78 Total Operating Expenses Before Depreciation $ 3,280,245.33 $ - $ - $ - $ - $ - $ 3,280,245.33 Depreciation/Depletion/Amortization 146,045.40 146,045.40 Net Profit (Loss) Before Other Income & Expenses $ (2,515,269.42) $ - $ - $ 5,775.84 $ - $ - $ (2,509,493.58) OTHER INCOME AND EXPENSES Other Income (attach schedule) - Interest Expense 591,006.02 591,006.02 Other Expense (attach schedule) - Gain (Loss) from Discontinued Operations - - Intercompany 101.06 (101.06) - Net Profit (Loss) Before Reorganization Items $ (3,106,376.50) $ - $ - $ 5,876.90 $ - $ - $ 3,100,499.60 REORGANIZATION ITEMS Professional Fees - U. S. Trustee Quarterly Fees - Interest Earned on Accumulated Cash from Chapter 11 (see continuation - sheet) Gain (Loss) from Sale of Equipment - Other Reorganization Expenses (attach schedule) - Total Reorganization Expenses $ - $ - $ - $ - $ - $ - $ - Income Tax (benefit) - - Net Profit (Loss) $ (3,106,376.50) $ - $ - $ 5,876.90 $ - $ - $ 3,100,499.60 *"Insider" is defined in 11 U.S.C. Section 101(31). BREAKDOWN OF “OTHER” CATEGORY OTHER COSTS OTHER OPERATIONAL EXPENSES OTHER INCOME OTHER EXPENSES OTHER REORGANIZATION EXPENSES Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11: Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item. FORM MOR-2 2/2008 PAGE 1 OF 1

In re Hooper Holmes, Inc. D/B/A Provant Health, et al. Case No. (Jointly Administered) 18-23302 Debtor: Hooper Holmes, Inc. d/b/a Provant Health Reporting Period: 8/27-9/30 BALANCE SHEET Hooper Holmes, Inc. d/b/a Hooper Wellness, LLC Hooper Kit Services, LLC Hooper Distribution Services, Hooper Information Services, Provant Health Solutions, Accountable Health Eliminations Total Provant Health LLC Inc. LLC Solutions, LLC 18-23302 18-23303 18-23305 18-23307 18-23308 18-23309 18-23310 ASSETS Comment CURRENT ASSETS Unrestricted Cash and Equivalents $ 1,217,236.10 $ 9,600.10 $ 1,226,836.20 Restricted Cash and Cash Equivalents (see continuation - - - sheet) External Accounts Receivable (Net) 8,956,522.70 257,042.41 9,213,565.11 Inventories (11,793.89) 1,406,347.02 1,394,553.13 Prepaid Expenses 2,017,517.02 1,320,431.37 3,337,948.39 Professional Retainers 322,034.15 322,034.15 Support on MOR 3.1 Other Current Assets (attach schedule) - TOTAL CURRENT ASSETS $ 12,501,516.08 $ - $ 2,993,420.90 $ - $ - $ - $ - $ - $ 15,494,936.98 PROPERTY & EQUIPMENT Property Plant & Equipment $ 9,921,015.86 9,921,015.86 Less: Accumulated Depreciation 8,938,507.38 8,938,507.38 TOTAL PROPERTY & EQUIPMENT $ 982,508.48 $ - $ - $ - $ - $ - $ - $ - $ 982,508.48 OTHER ASSETS Intangible Assets $ 7,792,761.44 7,792,761.44 Goodwill 8,852,335.43 8,852,335.43 Intercompany Receivable 427,506,366.06 55,772,974.92 372,717,368.61 (855,996,709.59) - Elimination Entry Other Assets (attach schedule) 590,854.35 - - 590,854.35 TOTAL OTHER ASSETS 444,742,317.28 - 55,772,974.92 - 372,717,368.61 - - (855,996,709.59) 17,235,951.22 TOTAL ASSETS $ 458,226,341.84 $ - $ 58,766,395.82 $ - $ 372,717,368.61 $ - $ - $ (855,996,709.59) $ 33,713,396.68 LIABILITIES AND OWNER EQUITY LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition) Accounts Payable $ 16,259,468.67 $ 2,969,924.75 $ 19,229,393.42 Taxes Payable (refer to FORM MOR-4) 245,851.32 245,851.32 Payroll and Benefits Payable 1,923,488.06 1,923,488.06 Secured Debt / Adequate Protection Payments - Support on MOR 3.1 Accrued Expenses 3,562,525.09 13,238.82 3,575,763.91 Amounts Due to Insiders* - Other Post-petition Liabilities (attach schedule) 5,639,679.09 5,639,679.09 Intercompany Payable 428,490,343.53 61,528,631.39 365,121,504.36 (855,140,479.28) - TOTAL POST-PETITION LIABILITIES $ 456,121,355.76 $ - $ 64,511,794.96 $ - $ 365,121,504.36 $ - $ - $ (855,140,479.28) $ 30,614,175.80 LIABILITIES NOT SUBJECT TO COMPROMISE (Pre-Petition) Secured Debt (Co-Debtors) $ 27,868,413.58 $ 27,868,413.58 Support on MOR 3.1 Priority Debt - Unsecured Debt - TOTAL PRE-PETITION LIABILITIES 27,868,413.58 - - - - - 27,868,413.58 TOTAL LIABILITIES $ 483,989,769.34 $ - $ 64,511,794.96 $ - $ 365,121,504.36 $ - $ - $ (855,140,479.28) $ 58,482,589.38 OWNERS' EQUITY Capital Stock $ 1,070,739.27 $ 417,280.00 $ (417,280.00) $ 1,070,739.27 Additional Paid-In Capital 177,493,429.58 438,950.31 (438,950.31) 177,493,429.58 Retained Earnings - Pre-Petition (201,221,219.85) (6,601,629.45) 7,589,987.35 (200,232,861.95) Retained Earnings - Post-petition (3,106,376.50) 5,876.90 (3,100,499.60) Adjustments to Owner Equity (attach schedule) - Post-petition Contributions (attach schedule) - NET OWNERS’ EQUITY $ (25,763,427.50) $ - $ (5,745,399.14) $ - $ 7,595,864.25 $ - $ - $ (856,230.31) $ (24,769,192.70) TOTAL LIABILITIES AND OWNERS' EQUITY $ 458,226,341.84 $ - $ 58,766,395.82 $ - $ 372,717,368.61 $ - $ - $(855,996,709.59) $ 33,713,396.68 *"Insider" is defined in 11 U.S.C. Section 101(31). - - - - - - - - - BALANCE SHEET - continuation section ASSETS Other Current Assets Other Assets LIABILITIES AND OWNER EQUITY Other Post-petition Liabilities Adjustments to Owner’s Equity Post-Petition Contributions FORM MOR-3 2/2008 PAGE 1 OF 1

In re Hooper Holmes, Inc. D/B/A Provant Health, et al. Case No. (Jointly Administered) 18-23302 Debtor: Hooper Holmes, Inc. d/b/a Provant Health Reporting Period: 8/27-9/30 STATUS OF POST-PETITION TAXES Hooper Holmes, Inc. Hooper Information Services, Inc. Amount Amount Withheld Withheld Comments Federal Beginning Tax and/or Accrued Amount Paid Date Paid Beginning Tax and/or Accrued Amount Paid Date Paid Check # or EFT Ending Tax Withholding $ - $ 168,084.61 $ 168,084.61 8/31, 9/14, 9/28 $ - $ 8,035.25 $ 8,035.25 8/31, 9/14, 9/28 Various $ - Social Sec. - Employee $ - $ 84,915.42 $ 84,915.42 8/31, 9/14, 9/28 $ - $ 8,178.44 $ 8,178.44 8/31, 9/14, 9/28 Various $ - Social Sec. - Employer $ - $ 83,153.93 $ 83,153.93 8/31, 9/14, 9/28 $ - $ 8,178.48 $ 8,178.48 8/31, 9/14, 9/28 Various $ - Medical - Employee $ - $ 20,509.41 $ 20,509.41 8/31, 9/14, 9/28 $ - $ 1,912.63 $ 1,912.63 8/31, 9/14, 9/28 Various $ - Medical - Employer $ - $ 20,871.13 $ 20,871.13 8/31, 9/14, 9/28 $ - $ 1,912.72 $ 1,912.72 8/31, 9/14, 9/28 Various $ - Unemployment $ - $ 785.90 $ 785.90 8/31, 9/14, 9/28 $ - $ 209.37 $ 209.37 8/31, 9/14, 9/28 Various $ - Income $ - $ 22,577.48 $ - $ - $ - $ - $ 22,577.48 Other:_____________ $ - $ - $ - $ - $ - $ - $ - Total Federal Taxes $ - $ 400,897.88 $ 378,320.40 $ - $ 28,426.89 $ 28,426.89 $ 22,577.48 State and Local Withholding $ - $ - $ - $ - $ - $ - $ - Sales $ - $ 223,673.84 $ - $ - $ - $ - $ 223,673.84 Excise $ - $ - $ - $ - $ - $ - $ - Income $ - $ 56,232.66 $ 56,232.66 8/31, 9/14, 9/28 $ - $ 2,515.86 $ 2,515.86 8/31, 9/14, 9/28 Various $ - Disability $ - $ 8,340.82 $ 8,340.82 8/31, 9/14, 9/28 $ - $ 646.25 $ 646.25 8/31, 9/14, 9/28 Various $ - Local Income $ - $ 467.91 $ 467.91 8/31, 9/14, 9/28 $ - $ 163.62 $ 163.62 8/31, 9/14, 9/28 Various $ - Unemployment $ - $ 20,940.32 $ 20,940.32 8/31, 9/14, 9/28 $ - $ 530.85 $ 530.85 8/31, 9/14, 9/28 Various $ - Worker's Benefit - Employee $ - $ - $ - $ - $ 1.44 $ 1.44 8/31, 9/14, 9/28 Various $ - Worker's Benefit - Employer $ - $ - $ - $ - $ 1.44 $ 1.44 8/31, 9/14, 9/28 Various $ - Transit Tax $ - $ - $ - $ - $ 5.61 $ 5.61 8/31, 9/14, 9/28 Various $ - Total State and Local $ - $ 309,655.55 $ 85,981.71 $ - $ 3,865.07 $ 3,865.07 $ 223,673.84 Total Taxes $ 710,553.43 $ 464,302.11 $ 32,291.96 $ 32,291.96 $ 246,251.32 SUMMARY OF UNPAID POST-PETITION DEBTS Number of Days Past Due Current 30 Days 60 Days 90 Days 120 Days Total Accounts Payable $ 4,381,884.29 $ 34,941.08 $ 4,416,825.37 Accounts Payable - Hooper Holmes $ 3,853,059.02 $ 34,941 $ 3,888,000.10 Accounts Payable - Hooper Kits $ 528,825.27 $ 528,825.27 Wages Payable $ 807,304.67 $ 807,304.67 Taxes Payable $ 27,782.77 $ 27,782.77 Rent/Leases-Building $ - $ - Rent/Leases-Equipment $ - $ - Secured Debt $ 3,885,886.42 $ 3,885,886.42 Support on MOR 3.1 Professional Fees (Incl. in Current AP Balance) $ 1,287,873.3 $ 1,287,873.32 Inclusive in the Post Petition AP balance Amounts Due to Insiders (Incl. in Current AP Balance) $ 45,000.0 $ 45,000.00 Inclusive in the Post Petition AP balance Other:______________ Other:______________ Total Post-petition Debts $ 9,102,858 $ 34,941 $ 9,137,799 Explain how and when the Debtor intends to pay any past due post-petition debts. Secured Debt is paid from the transaction sale proceeds. Professional fees are paid based on fee application, subject to approval of the court. All other debts are being paid in the normal course. FORM MOR-4 2/2008 PAGE 1 OF 1

In re Hooper Holmes, Inc. D/B/A Provant Health, et al. Case No. (Jointly Administered) 18-23302 Debtor: Hooper Holmes, Inc. d/b/a Provant Health Reporting Period: 8/27-9/30 ACCOUNTS RECEIVABLE RECONCILIATION AND AGING Accounts Receivable Reconciliation Hooper Holmes Hooper Kits Consolidated Total Accounts Receivable at the beginning of the reporting period $ 8,089,147.48 $ 136,960.65 $ 8,226,108.13 Plus: Amounts billed during the period $ 2,885,822.97 $ 86,931.59 $ 2,972,754.56 Plus: Amounts Unbilled during the period $ 2,140,129.15 $ 36,656.26 $ 2,176,785.41 Less: Amounts collected during the period $ 3,531,418.32 $ 1,434.26 $ 3,532,852.58 Total Accounts Receivable at the end of the reporting period $ 9,583,681.28 $ 259,114.24 $ 9,842,795.52 Accounts Receivable Aging 0-30 Days 31-60 Days 61-90 Days 91+ Days Total Total Accounts Receivable $ 6,825,523.70 $ 791,320.56 $ 644,817.34 $ 1,581,133.92 $ 9,842,795.52 Accounts Receivable - Hooper Holmes $ 6,590,652.84 $ 790,269.48 $ 624,782.28 $ 1,577,976.68 $ 9,583,681.28 Accounts Receivable - Hooper Kits $ 234,870.86 $ 1,051.08 $ 20,035.06 $ 3,157.24 $ 259,114.24 Less: Bad Debts (Amount considered uncollectible) $ 629,230.41 Bad Debts - Hooper Holmes $ 627,158.58 Bad Debts - Hooper Kits $ 2,071.83 Net Accounts Receivable $ 9,213,565.11 TAXES RECONCILIATION AND AGING Taxes Payable 0-30 Days 31-60 Days 61-90 Days 91+ Days Total Total Taxes Payable $ 22,577.48 $ 223,673.84 $ 246,251.32 Total Accounts Payable $ 4,525,534.29 $ 400,760.70 $ 426,093.44 $ 13,877,004.99 $ 19,229,393.42 Total Accounts Payable - Hooper Holmes $ 3,996,709.02 $ 398,997.42 $ 407,228.25 $ 11,456,533.98 $ 16,259,468.67 Total Accounts Payable - Hooper Kits $ 528,825.27 $ 1,763.28 $ 18,865.19 $ 2,420,471.01 $ 2,969,924.75 FORM MOR-5 2/2008 PAGE 1 OF 1

In re Hooper Holmes, Inc. D/B/A Provant Health, et al.
Debtor: Hooper Holmes, Inc. d/b/a Provant Health

Case No. (Jointly Administered) 18-23302
Reporting Period: 8/27-9/30

PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS			
NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
Salois, Marc	Payroll	$ 29,354	$ 29,354
Clermont, Mark A	Payroll	$ 41,640	$ 41,640
Johnson, Kevin	Payroll	$ 31,994	$ 31,994
Basiliere, Thomas	Payroll	$ 37,953	$ 37,953
Ashley, David	License	$ 6,364	$ 6,364
TOTAL PAYMENTS TO INSIDERS		$ 147,303.97	

PROFESSIONALS						Comments
NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID*	
Downes McMahon	8/31/2018	$ 25,000.00	$ 25,000.00	$ 25,000.00	$ 25,000.00	Inclusive in MOR 1
Duane Morris	9/11/2018	$ 150,000.00	$ 150,000.00	$ 150,000.00	$ 150,000.00	Inclusive in MOR 1
Holland & Knight	9/10/2018	$ 150,000.00	$ 150,000.00	$ 150,000.00	$ 150,000.00	Inclusive in MOR 1
TOTAL PAYMENTS TO PROFESSIONALS				$ 325,000.00		

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POST-PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENT DUE	AMOUNT PAID DURING MONTH	TOTAL UNPAID POST PETITION	Comments
96-OP Prop (Landlord)	$ 80,250.00	$ 80,250.00	$ -	All leases are paid current. N/A for secured notes and adequate protection payments
Greenwich Mills, LLC (Landlord)	$ 57,000.00	$ 57,000.00	$ -	
ELVI Associates, LLC (Landlord)	$ 515.00	$ 515.00	$ -	
COHOCTON (Landlord)	$ 500.00	$ 500.00	$ -	
TOTAL PAYMENTS		$ 138,265.00	$ -	

FORM MOR-6
2/2008
PAGE 1 OF 1

In re Hooper Holmes, Inc. D/B/A Provant Health, et al.
Debtor: Hooper Holmes, Inc. d/b/a Provant Health

Case No. (Jointly Administered) 18-23302
Reporting Period: 8/27-9/30

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Hooper Holmes	Hooper Kits	Consolidated
Total Accounts Receivable at the beginning of the reporting period	$ 8,089,147.48	$ 136,960.65	$ 8,226,108.13
Plus: Amounts billed during the period	$ 2,885,822.97	$ 86,931.59	$ 2,972,754.56
Plus: Amounts Unbilled during the period	$ 2,140,129.15	$ 36,656.26	$ 2,176,785.41
Less: Amounts collected during the period	$ 3,531,418.32	$ 1,434.26	$ 3,532,852.58
Total Accounts Receivable at the end of the reporting period	$ 9,583,681.28	$ 259,114.24	$ 9,842,795.52

Accounts Receivable Aging	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Total Accounts Receivable	$ 6,825,523.70	$ 791,320.56	$ 644,817.34	$ 1,581,133.92	$ 9,842,795.52
Accounts Receivable - Hooper Holmes	$ 6,590,652.84	$ 790,269.48	$ 624,782.28	$ 1,577,976.68	$ 9,583,681.28
Accounts Receivable - Hooper Kits	$ 234,870.86	$ 1,051.08	$ 20,035.06	$ 3,157.24	$ 259,114.24
Less: Bad Debts (Amount considered uncollectible)					$ 629,230.41
Bad Debts - Hooper Holmes					$ 627,158.58
Bad Debts - Hooper Kits					$ 2,071.83
Net Accounts Receivable					$ 9,213,565.11

TAXES RECONCILIATION AND AGING

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Total Taxes Payable	$ 22,577.48			$ 223,673.84	$ 246,251.32
Total Accounts Payable	$ 4,525,534.29	$ 400,760.70	$ 426,093.44	$ 13,877,004.99	$ 19,229,393.42
Total Accounts Payable - Hooper Holmes	$ 3,996,709.02	$ 398,997.42	$ 407,228.25	$ 11,456,533.98	$ 16,259,468.67
Total Accounts Payable - Hooper Kits	$ 528,825.27	$ 1,763.28	$ 18,865.19	$ 2,420,471.01	$ 2,969,924.75

FORM MOR-5
2/2008
PAGE 1 OF 1

Entity: Hooper Holmes, Inc.

Deposit/Professional Retainer Account breakout

				Balance 9/30/18	Balance 8/31/18
	Other LT Assets	17100-00-00-05	Deposits	242,969.09	385,003.24
		Deposit	Matthew Eiffert	569.28	569.28
		Deposit	Olathe - Rent Op 89 properties	57,005.81	57,005.81
		Retainer	Buns & Levinson	15,000.00	15,000.00
		Retainer	Phoenix	90,000.00	90,000.00
		Retainer	EPIQ Corp	25,000.00	17,034.15
		Retainer	Duane Morrison		150,000.00
		Retainer	Halperin Battaglia	50,000.00	50,000.00
		Deposit	Continuity of Ops Planning	5,394.00	5,394.00

Liabilities	Balance Sheet Classification	GL Account	Description	Balance 9/30/18	Balance 8/31/18	Comments
	Accounts Payable	20100-00-00-05	Accounts Payable	13,915,314.06	12,836,970.93	
	Accrued Expenses	22900-00-00-05	Accrued Payables	2,344,154.61	1,228,209.62	
			Accounts Payable	16,259,468.67	14,065,180.55	
	Accrued Expenses	21200-00-00-05	Salaries Payable	1,084,728.73	919,720.43	
	Accrued Expenses	21370-00-00-05	401K Payable	41,434.69	39,351.29	
	Accrued Expenses	21400-00-00-05	Accrued Insurance	105,824.64	119,083.64	
	Accrued Expenses	22400-00-00-05	Accrued Incentive Bonus	511,500.00	491,500.00	
	Accrued Expenses	22400-00-00-06	Accrued Incentive Bonus	180,000.00	160,000.00	
			Accrued Payroll	1,923,488.06	1,729,655.36	
Sales	Accrued Expenses	22300-00-00-05	Accrued State Tax	4,178.93	4,178.93	
Sales	Accrued Expenses	22700-00-00-06	Sales Tax Payable		400.00	
Sales	Accrued Expenses	22750-00-00-05	Use Tax Payable	219,094.91	167,247.94	
Federal	Accrued Expenses	24500-00-00-05	Reserve for Fedral Income Tax	3,242.00	3,242.00	
Federal	Other Long-term Liabilities	24600-00-00-05	Deferred Tax Payable	(6,500,480.84)	(6,500,480.84)	
Federal	Other Long-term Liabilities	24601-00-00-05	Deferred Tax Valuation Allowance	6,519,816.32	6,519,816.32	
			Accrued Taxes	245,851.32	194,404.35	
LOC	Accrued Expenses	22100-00-00-05	Accrued Interest - Line of Credit	11,368.78	-	
LOC	Short Term Debt	23000-00-00-05	Line of Credit	1,930,871.26	4,811,421.69	
LOC	Short Term Debt	23010-00-00-05	Line of Credit - Post	4,576,293.86		
Term	Accrued Expenses	22101-00-00-05	Accrued Interest - Term	1,344,272.44	988,723.71	
Term	Accrued Expenses	22102-00-00-05	Termination Fees - Term Loan	1,260,596.85	1,115,071.87	
Term	Short Term Debt	20110-00-00-05	Current Portion - Term Loan	11,315,140.00	11,157,000.00	
Term	Short Term Debt	20111-00-00-05	Current Portion Term Loan - Post	1,479,000.00		
Term	Short Term Debt	24750-00-00-05	Term Loan	6,500,000.00	6,500,000.00	
Term	Short Term Debt	24751-00-00-05	Debt Issue Discount	(400,023.42)	(429,570.46)	
Term	Short Term Debt	24752-00-00-05	Deferred Financing Fees - Term	(149,106.19)	(160,119.65)	
			Secured Debt	27,868,413.58	23,982,527.16	
Capital Lease	Short Term Debt	20110-00-00-06	Capital Leases	22,461.58	22,461.58	
Sub debt	Accrued Expenses	21902-00-00-06	Accrued Interest - Sub Debt	131,808.06	122,708.88	
Sub debt	Accrued Expenses	22100-00-00-06	Accrued Interest - Subordinated Debt	87,005.47	81,805.94	
Sub debt	Short Term Debt	21900-00-00-06	Subordinated Convertable Debt	1,916,998.00	1,916,998.00	
Sub debt	Short Term Debt	21901-00-00-06	Subordinated Debt Discount	(325,158.71)	(331,656.14)	
			Unsecured Secured Debt	1,833,114.40	1,812,318.26	
	Accrued Expenses	22500-00-00-05	Accrued Auditing Fees	-	9,644.92	
	Accrued Expenses	22900-00-00-06	Accrued Payables	2,865,530.37	2,853,030.37	Zipongo Contract
	Other Current Liabilities	22901-00-00-05	Accrued Payables - AHS	696,994.72	696,994.72	
			Accrued Expenses	3,562,525.09	3,559,670.01	
	Other Current Liabilities	20400-00-00-05	Deferred Revenue	60,417.70	69,449.14	
	Other Current Liabilities	20400-00-00-06	Deferred Revenue	1,073,089.60	781,758.13	
	Other Current Liabilities	20401-00-00-05	Deferred Revenue - At Home	50,361.70	44,230.38	
	Other Current Liabilities	20402-00-00-05	Deferred Revenue	355,723.31	374,890.03	
	Other Current Liabilities	20404-00-00-05	Deferred Implementation Fees	39,309.61	71,526.01	
	Other Current Liabilities	20500-00-00-06	Perf Guarantee	81,156.19	81,156.19	
	Other Current Liabilities	21700-00-00-05	Restructure Reserve	607,863.09	607,863.09	
	Other Current Liabilities	21800-00-00-05	Short Term Lease Obligation - Lenexa	175,889.57	75,889.57	
	Other Current Liabilities	21801-00-00-05	Short Term Lease - Olathe	33,007.59	44,010.40	
	Other Current Liabilities	21802-00-00-05	Lease Obligation - Provant	3,331.09	4,441.44	
	Other Current Liabilities	24400-00-00-05	Escheat Liability	1,208,494.45	1,208,494.45	
	Other Long-term Liabilities	21365-00-00-05	Executive Health Insurance	94,641.28	95,191.52	
	Other Long-term Liabilities	24404-00-00-05	Deferred Implementation - L.T.	15,184.65	11,959.95	
	Other Long-term Liabilities	24710-00-00-05	Derivative Liability	8,094.86	8,094.86	
			Unsecured obligations	3,806,564.69	3,478,955.16	
	InterCompany Payable	24000-00-00-05	Intercompany Payables - HLI	55,772,974.92	55,335,310.52	
	InterCompany Payable	24010-00-00-05	Intercompany Payables - HISI	372,717,368.61	371,941,902.27	
			Intercompany	428,490,343.53	427,277,212.79	
			Total Liabilities	483,989,769.34	476,099,923.64